UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 12, 2006
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                              SMARTIRE SYSTEMS INC.
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            (Exact name of registration as specified in its charter)
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

    YUKON TERRITORY, CANADA             0-24209                        N/A
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(State or other jurisdiction           (Commission                (I.R.S. Employer
      of incorporation)                File Number)              Identification No.)
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        #150 - 13151 VANIER PLACE                         V6V 2J1
   RICHMOND, BRITISH COLUMBIA, CANADA
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (604) 276-9884
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

Effective as of April 12, 2006, Al Kozak left our Company. As per his management agreement, we will pay him one year severance. This amount will be paid over twenty-six (26) pay periods. We will continue to provide benefits coverage, excluding long-term disability, until the earlier of April 12, 2007 or until such time as Mr. Kozak is eligible for benefits coverage under another plan. In addition, until April 12, 2007, Mr. Kozak may continue to exercise any vested stock options that have been granted to him. Any unvested stock options that have been granted to Mr. Kozak will immediately vest at the date of his final severance payment. Thirty days after his final severance payment, any unexercised stock options will be forfeited.

Effective as of April 12, 2006, Mr. Leif Pedersen was appointed as our new President and Chief Executive Officer. From late 2001 through 2005, Mr.
Pedersen, a Norwegian citizen, was the managing director of Consilium GmbH in Hamburg, Germany, responsible for marketing, sales, support and service for a line of technical products for the maritime industry including radar, speed logs and various monitoring and detection systems. Before joining Consilium Mr. Pedersen was program director for SensoNor ASA, a company specializing in the development and production of micro sensors, particularly for the automotive applications. SensoNor is one of the largest sensor suppliers within its niche in the automotive industry. Mr. Pedersen's earlier experience also includes a variety of sales and marketing and executive positions with Norcontrol AS, The Marine Group, Inc. and Kongsberg Norcontrol AS. He holds a master's degree in electronics from the Technical University in Trondheim, Norway, and has a degree in business administration from the Bedriftsokonomisk Institutt in Norway. He also earned an export candidate certificate from the Norwegian Export School. Mr. Pedersen has studied cybernetics, electronics, sales and marketing and leadership training. Fluent in English, Norwegian and German, Mr. Pedersen has held several director positions and is at this time a director of Consilium Sevoteknikk AS in Oslo, Norway.

We are currently negotiating the terms of a contract with Mr. Pedersen related to his position as our President and Chief Executive Officer and will disclose such terms after finalization of the contract.

A copy of the press release issued April 19, 2006 announcing this development is attached to this Form 8-K as Exhibit 99.1.


ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
Number    Description

99.1      Press release issued April 19, 2006


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SMARTIRE SYSTEMS INC.


Date:  April 19, 2006                     By: /s/ Jeff Finkelstein
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                                              Jeff Finkelstein
                                              Chief Financial Officer